UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2024

GUARDION HEALTH SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38861	47-4428421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2925 Richmond Avenue, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 873-5141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GHSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The information reported in Item 2.01 is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 31, 2024 (the “Closing Date”), Guardion Health Sciences, Inc. (the “Company”) completed its sale of all of the outstanding equity interests (the “Transaction”) of Activ Nutritional, LLC (“Activ”), a Delaware limited liability company which owns the Viactiv® brand and business and is a wholly-owned subsidiary of Viactiv Nutritionals, Inc (“Viactiv”), a Delaware corporation, which is a wholly-owned subsidiary of the Company, to Doctor’s Best Inc., a Delaware corporation (“Doctor’s Best”). The Transaction was closed pursuant to the terms and conditions of an Equity Purchase Agreement among the parties , dated January 30, 2024 (the “Purchase Agreement”), pursuant to which Doctor’s Best acquired all of the outstanding equity interests of Activ from Viactiv for aggregate cash consideration to the Company of $17,200,000, of which $225,000 remains in a third-party escrow account pursuant to the terms of the Purchase Agreement. Doctor’s Best is a wholly-owned subsidiary of Kingdomway USA Corp., the U.S. subsidiary holding company of Xiamen Kingdomway Group Company, which is listed on the Shenzhen Stock Exchange. The net proceeds received by the Company at closing were $16,250,000.

Attached hereto as Exhibit 99.2, and incorporated herein by reference, is unaudited pro forma financial information of the Company as of March 31, 2024, consisting of the unaudited pro forma condensed balance sheet as of March 31, 2024 and the unaudited pro forma condensed statements of operations for the year ended December 31, 2023 and the three months ended March 31, 2024, giving effect to the Transaction. The unaudited pro forma financial information included as an exhibit to this Current Report on Form 8-K is presented for illustrative purposes only and is not necessarily indicative of what the Company’s actual financial position or results of operations would have been had the Transaction been completed on the dates indicated. The unaudited pro forma financial information reflects adjustments, which are based upon estimates. The information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with complete accuracy. Moreover, the pro forma financial information does not reflect all costs that are expected to be incurred by the Company. Accordingly, the final accounting adjustments may differ materially from the pro forma information included as an exhibit to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 31, 2024, the Company convened and held its previously-adjourned special meeting of the stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved a proposal for the voluntary dissolution and liquidation of the Company (the “Dissolution”) pursuant to a Plan of Dissolution (the “Plan of Dissolution”), which authorizes the Company to liquidate and dissolve the Company in accordance with the Plan of Dissolution, but subject to the Company’s ability to abandon or delay the Plan of Dissolution in accordance with the terms thereof (the “Dissolution Proposal”).

Stockholders of record at the close of business on April 5, 2024 (the “Record Date”) were entitled to notice of and one vote for each share of common stock held by such stockholder. On the Record Date, there were 1,284,156 shares of common stock issued and outstanding, of which 715,342 shares of common stock were represented at the Special Meeting, or approximately 55.70% of the total outstanding shares of common stock on the Record Date, which was sufficient to constitute a quorum pursuant to the Company’s Second Amended and Restated Bylaws, as amended, and to transact business.

Set forth below are the final voting result for the Dissolution Proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
671,400	41,778	2,166	N/A

The Dissolution Proposal is described in detail in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the United States Securities and Exchange Commission (the “SEC”) on April 8, 2024.

Item 8.01 Other Events.

In connection with the closing of the Transaction and stockholder approval of the Dissolution Proposal obtained at the Special Meeting, on May 31, 2024, the Company issued a press release announcing the closing of the Transaction and stockholder approval of the Dissolution Proposal.

The information in this Item 8.01 and Exhibit 99.1 hereto shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the information contained in this Item 8.01 and Exhibit 99.1 hereto shall not be incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

The matters described herein may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements contain information about our expectations, beliefs, plans or intentions regarding our product development and commercialization efforts, research and development efforts, business, financial condition, results of operations, strategies or prospects, and other similar matters. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “hopes” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing.

These statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict, and involve unknown risks and uncertainties that may individually or materially impact the matters discussed herein for a variety of reasons that are outside the control of the Company, including, but not limited to, the completion of the Company’s Plan of Liquidation and Dissolution, the use of the proceeds received from the sale of the Viactiv business, the disposition of the Company’s ocular healthcare business, the Company’s decision to continue to fund or wind-down its operations subsequent to the sale, supply chain disruptions, a potential recession and the economy in general, the Company’s ability to successfully market its remaining products and inventory, and the Company’s ability to maintain compliance with Nasdaq’s continued listing requirements.

Readers are cautioned not to place undue reliance on these forward-looking statements, as actual results could differ materially from those described in the forward-looking statements contained herein. Readers are urged to read the risk factors set forth in the Company’s filings with the SEC, which are available at the SEC’s website (www.sec.gov). The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(b) Filed herewith as Exhibit 99.2 are the unaudited pro forma condensed balance sheet as of March 31, 2024 and the unaudited pro forma condensed statements of operations for the year ended December 31, 2023 and the three months ended March 31, 2024.

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Equity Purchase Agreement by and among Doctor’s Best Inc., Activ Nutritional, LLC, Viactiv Nutritionals, Inc. and Guardion Health Sciences, Inc. dated as of January 30, 2024 (incorporated by reference to Item 10.1 of the Company’s Current Report on Form 8-K filed with the SEC on January 31, 2024)
99.1	Press release dated May 31, 2024
99.2	Unaudited condensed pro forma financial statements of Guardion Health Sciences, Inc., consisting of the unaudited pro forma condensed balance sheet as of March 31, 2024 and the unaudited pro forma condensed statements of operations for the year ended December 31, 2023 and the three months ended March 31, 2024
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDION HEALTH SCIENCES, INC.
(Registrant)
Date: June 6, 2024
	By:	/s/ Jan Hall
	Name:	Jan Hall
	Title:	Chief Executive Officer